UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2021

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-00652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue, Richmond, Virginia 23235

(Address of Principal Executive Offices) (Zip Code)

(804) 359-9311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 7, 2021, Universal Corporation (the “Company”) announced that it had entered into a Membership Interest Purchase Agreement, dated as of September 6, 2021 (the “Purchase Agreement”), with Shank’s Extracts, Inc. (“Shank’s”), the holder of all of the capital stock of Shank’s (“Stockholder”), and Rolling Rock Transit Company, pursuant to which the Company will, subject to the terms and conditions set forth therein, acquire 100% of the capital stock of Shank’s for approximately $100 million in cash (the “Acquisition”). In connection with the Acquisition, the Company entered into an Agreement for Purchase and Sale of Real Property with Shank’s Properties, an affiliate of Shank’s, pursuant to which the Company will acquire the real property assets related to the Shank’s business from Shank’s Properties for approximately $13.325 million in cash. At the closing of the Acquisition, Shank’s will become a wholly-owned direct or indirect subsidiary of the Company.

The parties to the Purchase Agreement have each made customary representations, warranties and covenants. The parties have agreed to cooperate with each other and use commercially reasonable efforts to make all filings and obtain all consents, approvals and authorizations of all governmental entities to the extent required by law in connection with the execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated thereby, subject to specified limitations.

Consummation of the Acquisition is expected by the end of calendar year-end 2021, subject to certain conditions, including receipt of required regulatory approvals, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions and deliverables.

The Purchase Agreement may be terminated by either party under certain circumstances, including if the sale is not consummated by December 31, 2021.

The Company expects to fund the transaction with cash on hand and borrowings under its committed revolving credit facility.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The above description of the Purchase Agreement has been included to provide investors with information regarding its terms. The Purchase Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

Item 7.01	Regulation FD Disclosure

On September 7, 2021, the Company issued a press release regarding the Acquisition. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “estimate,” “expect,” “target” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should,” “would” and similar expressions may identify forward looking information. Forward-looking information in these materials includes, but is not limited to: the acquisition of Shank’s; the expected closing of the Shank’s acquisition; and contributions to future earnings. The Company cautions readers that any statements contained herein regarding financial condition, results of operation, and future business plans, operations, opportunities, and prospects for its performance are forward-looking statements based upon management’s current knowledge and assumptions about future events, and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, impacts of the ongoing COVID-19 pandemic; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; reliance on a few large customers; its ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of its products and services; costs incurred in providing these products and services; timing of shipments to customers; changes in market structure; government regulation and other stakeholder expectations; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying its critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the year ended March 31, 2021 and the Form 10-Q for the most recently ended fiscal quarter. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made.

Item 9.01	Exhibits.

(d)	Exhibits

2.1	Purchase Agreement, dated as of September 6, 2021, by and among Universal Corporation, Shank’s Extracts, Inc., the Stockholder named therein and Rolling Rock Transit Company.*

99.1	Press Release, dated September 7, 2021, issued by Universal Corporation

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*

Disclosure schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. The Company will furnish a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: September 7, 2021	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

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